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                                                                  EXHIBIT 10(a)

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the references to our firm under the captions "Experts" in the Prospectus and "Independent Auditors" in the Statement of Additional Informa-tion in Post-Effective Amendment Number 11 to the Registration Statement (Form N-4, No. 33-15672) of John Hancock Variable Annuity Account V.

  We also consent to the inclusion of our reports dated February 6, 1998 on the financial statements included in the Annual Report of the John Hancock Variable Annuity Account V, and dated February 18, 1998 on the financial state-ments included in the Annual Report of the John Hancock Mutual Life Insurance Company for the year ended December 31, 1997.


                                        /s/ ERNST & YOUNG LLP


                                            ERNST & YOUNG LLP

Boston, Massachusetts
April 24, 1998